UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) April 14, 2005

                             SOUTH TEXAS OIL COMPANY
              (Exact name of Registrant as specified in charter)

                                NUTEK OIL, INC.
                      (Former name, if applicable)


         Nevada                    0-50732              74-2949620
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)

           6330 McLeod Drive, Suite 1, Las Vegas, NV        89120
          (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code:  (210) 568-9760

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  Unregistered Sales of Equity Securities.

       On April 13, 2005, South Texas Oil Company agreed to April 27, 2005 as the record date for the issuance of 957,349 shares of restricted common stock of South Texas Oil Company that Datascension Inc. (the parent company prior to the spin-off of South Texas Oil Company) has an interest in valued at
$1,003,831. The South Texas Oil Company restricted common shares are being distributed to Datascension Inc. shareholders in a ratio of one share of South Texas Oil Company's restricted common stock for approximately every 18 shares of Datascension common stock they own. As Datascension currently has no fractional shares outstanding, no fractional shares of South Texas Oil Company common stock will be distributed in the distribution.

       The shares issued have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933.

       The following restriction on transfer will be placed on the certificates to be issued in the above transactions.

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (I) UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (II) UPON ACCEPTANCE BY THE COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

   These transactions were exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemptions provided under section 4(2) was available because:

     - The transfer or issuance did not involve underwriters, underwriting discounts or commissions;
     -  A restriction on transfer legend was placed on all certificates issued;
     - The distributions did not involve general  solicitation  or advertising;
   and,
      - The distributions were made only to insiders, accredited investors or investors who were sophisticated enough to evaluate the risks of the investment. Each shareholder was given access to all information about our business and the opportunity to ask questions and receive answers about our business from our management prior to making any investment decision.

          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2005

               South Texas Oil Company

               By: /s/ Murray N. Conradie
               -----------------------------
               Murray N. Conradie, Chief Executive Officer